ALPHA ARCHITECT U.S. QUANTITATIVE VALUE ETF Ticker Symbol: QVAL Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS February 1, 2026 https://funds.alphaarchitect.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated February 1, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://funds.alphaarchitect.com/qval/. You can also get this information at no cost by calling (215) 882-9983.

INVESTMENT OBJECTIVE
The Alpha Architect U.S. Quantitative Value ETF (the “Fund”) seeks long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee[1]	0.28%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.28%
1 Management Fee has been restated to reflect current fee.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$29	$90	$157	$356
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 332% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund’s Investment Strategy
The Fund is actively managed by Alpha Architect, LLC, the Fund’s investment sub-adviser (“Alpha Architect” or the “Sub-Adviser”). Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S.-listed companies that meet the Sub-Adviser’s definition of value (“Value Companies”). The Fund defines Value Companies as companies that, within the universe of the largest 1,500 U.S.-listed stocks by market capitalization, are among the 500 with the lowest enterprise multiple. Enterprise multiple is a value-centric metric: a company’s total enterprise value (TEV) divided by earnings before interest and taxes (EBIT). A company’s TEV is the company’s market capitalization plus its debt minus its cash.
The Sub-Adviser employs a multi-step, quantitative, rules-based methodology to identify a portfolio of approximately 50 to 200 undervalued U.S. equity securities with the potential for capital appreciation. A security is considered to be undervalued when it trades at a price below the price at which the Sub-Adviser believes it would trade if the market reflected all factors relating to the company’s worth.
The Sub-Adviser analyzes an initial universe of liquid stocks that principally trade on a U.S. exchange. Typically, the minimum market capitalization for the smallest-capitalization stocks in the initial universe is above $1 billion.
The Sub-Adviser eliminates from the initial universe illiquid securities, exchange-traded funds (ETFs), and stocks of companies with less than twelve months of available financial data. The resulting universe is composed primarily of highly liquid, small-, mid- and large-cap stocks.
The Sub-Adviser then employs proprietary screens, which evaluate among other things, the firms’ accounting practices, to eliminate firms that are potential “value traps.” That is, these screens eliminate firms with, in the Sub-Adviser’s view, negative characteristics. Those could include situations where firms appear to be experiencing financial distress or have manipulated accounting data. For example, the Sub-Adviser may seek to avoid firms that have large accruals (i.e., their net income greatly exceeds their free cash flow).
Next, the Sub-Adviser employs a value-driven approach to identify the cheapest companies based on a value-centric metric known as the “enterprise multiple.” While enterprise multiples are the focus of the Sub-Adviser’s approach, the Sub-Adviser also incorporates information from other common value metrics, such as book-to-market, cash-flow to price, and earnings to price to identify the cheapest companies. Last, the Sub-Adviser employs an ensemble of quality screens, which consider metrics like current profitability, stability, and recent operational improvements, to select the top 50 to 200 stocks from the cheapest stocks.
The Fund may have significant exposure to one or more of the following sectors: Healthcare, Consumer Discretionary, Industrials, Energy, and Materials.
The Sub-Adviser will reallocate the Fund’s portfolio on a periodic basis, generally each month.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Funds’ Principal Investment Risks.”
Value Style Investing Risk. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price, or the markets favor faster-growing companies. Cyclical stocks in which the Fund may invest tend to lose value more quickly in periods of anticipated economic downturns than non-cyclical stocks. Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.
Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative models, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security, such as geopolitical events and environmental disasters. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Sub-Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
•Healthcare Sector Risk. The healthcare sector includes companies relating to medical and healthcare goods and services, such as companies engaged in manufacturing medical equipment, supplies and pharmaceuticals, as well as operating healthcare facilities and the provision of managed healthcare. Companies in this sector may be affected by government regulations including new regulations and scrutiny related to data privacy, and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence. Companies in the healthcare sector may be subject to adverse government or regulatory actions, which may be costly.
•Consumer Discretionary Sector Risk. Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector, but may underperform when economic conditions worsen.
•Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand both for their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction.
•Energy Sector Risk. The market value of securities in the energy sector may decline for many reasons including, fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events that result in injury, loss of life or property, pollution or other environmental damage claims, terrorist threats or attacks, among other factors. Markets for various energy-related commodities can have significant volatility and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and may incur significant amounts of debt, to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may adversely affect companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure. Issuers in the energy sector may also be impacted by changing investor and consumer preferences arising from the sector’s potential exposure to sustainability and environmental concerns.
•Materials Sector Risk. Issuers in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, among other factors. Issuers in the materials sector may be liable for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.
Periodic Reallocation Risk. Because the Sub-Adviser will generally reallocate the Fund’s portfolio on a periodic basis, generally each month, (i) the Fund’s market exposure may be affected by significant market movements promptly following the periodic reconstitution that are not predictive of the market’s performance for the subsequent period and (ii) changes to the Fund’s market exposure may lag a significant change in the market’s direction (up or down) by as long as a month if such changes first take effect promptly following the periodic reallocation. Such lags between market performance and changes to the Fund’s exposure may result in significant underperformance relative to the broader equity or fixed income market.
High Portfolio Turnover Risk. The Fund’s investment strategy may from time-to-time result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market, LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).

PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for one-year, five-year, ten-year, and since inception periods compare with those of a broad measure of market performance. For the period February 1, 2017 through January 30, 2022, the Fund was passively-managed and the Fund sought to track the performance of a propriety index that was constructed in a manner substantially similar to the methodology used to manage the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at https://funds.alphaarchitect.com or by calling the Fund at (215) 882-9983.
Calendar Year Total Returns as of December 31

40%
30%
20%
10%
0%
-10%
-20%
13.39%
24.97%
-16.54%
23.53%
-6.00%
34.17%
-11.57%
28.16%
12.12%
11.03%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 24.47% (quarter ended June 30, 2020) and the Fund’s lowest return for a calendar quarter was -40.26% (quarter ended March 31, 2020).

Average Annual Total Returns (for periods ended December 31, 2025)
Alpha Architect U.S. Quantitative Value ETF	1 Year	5 Years	10 Years	Since Inception (10/21/14)
Return Before Taxes	11.03%	13.61%	10.02%	7.88%
Return After Taxes on Distributions	10.63%	13.15%	9.59%	7.46%
Return After Taxes on Distributions and Sale of Shares	6.78%	10.84%	8.15%	6.33%
Solactive GBS United States 1000 Index (reflects no deduction for fees, taxes, or expenses)	17.01%	12.99%	13.99%	13.04%
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through a tax- deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).
The Solactive GBS U.S. 1000 Index is a broad-based index covering mid- to large-cap equity securities in the United States.

INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Alpha Architect, LLC
PORTFOLIO MANAGERS
Messrs. Wesley R. Gray and John R. Vogel are co-portfolio managers for the Fund. Messrs. Gray and Vogel have been primarily and jointly responsible for the day-to-day management of the Fund since 2022.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an IRA or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.